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                                                                    EXHIBIT 10.3

                                 CYNOSURE, INC.

                            2005 STOCK INCENTIVE PLAN

1.       Purpose

         The purpose of this 2005 Stock Incentive Plan (the "Plan") of Cynosure, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.       Eligibility

         All of the Company's employees, officers, directors, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards (each, an "Award") under the Plan. Each person who receives an Award under the Plan is deemed a "Participant".

3.       Administration and Delegation

         (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

         (c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or

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officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.       Stock Available for Awards

         (a) Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to the number of shares of Class A Common Stock, par value 0.001 per share, of the Company (the "Class A Common Stock") that is equal to the sum of:

             (1) 500,000 shares of Class A Common Stock; plus

             (2) such additional number of shares of Class A Common Stock (up to 100,000 shares) as is equal to the sum of (x) the number of shares of Class B Common Stock reserved for issuance under the Company's 2004 Stock Option Plan (the "Existing Plan") that remain available for grant under the Existing Plan immediately prior to the closing of the Company's initial public offering and
(y) the number of shares of Class B Common Stock subject to awards granted under the Existing Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options (as hereinafter defined) to any limitations of the
Code); plus

             (3) an annual increase to be added on the first day of each of the Company's fiscal years during the period beginning in fiscal year 2006 and ending on the second day of fiscal year 2015 equal to the lesser of (i) 300,000 shares of Class A Common Stock, (ii) 2.5% of the aggregate number of shares of Class A Common Stock and Class B Common Stock, par value 0.001 per share, of the Company (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock") outstanding on such date or (iii) an amount determined by the Board.

         Notwithstanding clause (3) above, in no event shall the number of shares available under this Plan be increased as set forth in clause (3) to the extent such increase, in addition to any other increases proposed by the Board in the number of shares available for issuance under all other employee or director stock plans, would result in the total number of shares then available for issuance under all employee and director stock plans exceeding 25% of the outstanding shares of the Company on the first day of the applicable fiscal year.

         If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Class A Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Class A Common Stock not being


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issued, the unused Class A Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Class A Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Class A Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Per-Participant Limit. Subject to adjustment under Section 10, for Awards granted after the Class A Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Class A Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 250,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with
Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

5.       Stock Options

         (a) General. The Board may grant options to purchase Class A Common Stock (each, an "Option") and determine the number of shares of Class A Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company, any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of
Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 11(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

         (c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement.

         (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

         (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Class A Common


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Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company's obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

         (f) Payment Upon Exercise. Class A Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

             (1) in cash or by check, payable to the order of the Company;

             (2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

             (3) when the Class A Common Stock is registered under the Exchange Act, by delivery of shares of Class A Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law, (ii) such Class A Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Class A Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

             (4) to the extent permitted by applicable law and by the Board, by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

             (5) by any combination of the above permitted forms of payment.

         (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2. Substitute Options shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

         (h) Repricing of Options. The Board may, without stockholder approval, amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option. The Board may also, without stockholder approval, cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Class A Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.


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6.       Restricted Stock; Restricted Stock Units.

         (a) General. The Board may grant Awards entitling recipients to acquire shares of Class A Common Stock ("Restricted Stock"), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Class A Common Stock to be delivered at the time such shares of Class A Common Stock vest ("Restricted Stock Units") (Restricted Stock and Restricted Stock Units are each referred to herein as a "Restricted Stock Award").

         (b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

         (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, "Designated Beneficiary" shall mean the Participant's estate.

7.       Other Stock-Based Awards

         Other Awards of shares of Class A Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Class A Common Stock or other property, may be granted hereunder to Participants ("Other Stock Unit Awards"), including without limitation Awards entitling recipients to receive shares of Class A Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Class A Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Award, including any purchase price applicable thereto.

8.     Adjustments for Changes in Class A Common Stock and Certain Other Events.


       (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Class A Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of


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securities and exercise price per share of each outstanding Option and each
Option issuable under Section 6, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award, and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

         (b)      Reorganization and Change in Control Events

                  (1)      Definitions

                           (a)      A "Reorganization Event" shall mean:

                                    (i)     any merger or consolidation of the
                                            Company with or into another entity
                                            as a result of which all of the
                                            Common Stock of the Company is
                                            converted into or exchanged for the
                                            right to receive cash, securities or
                                            other property or is cancelled;

                                    (ii)    any exchange of all of the Common
                                            Stock of the Company for cash,
                                            securities or other property
                                            pursuant to a share exchange
                                            transaction; or

                                    (iii)   any liquidation or dissolution of
                                            the Company.

                           (b)      A "Change in Control Event" shall mean:

                                    (i)  the acquisition by an individual,
                                         entity or group (within the meaning
                                         of Section 13(d)(3) or 14(d)(2) of
                                         the Exchange Act) (a "Person") of
                                         beneficial ownership of any capital
                                         stock of the Company if, after such
                                         acquisition, such Person
                                         beneficially owns (within the
                                         meaning of Rule 13d-3 promulgated
                                         under the Exchange Act) 50% or more
                                         of either (x) the aggregate number
                                         of shares of Common Stock
                                         then-outstanding (the "Outstanding
                                         Company Common Stock") or (y) the
                                         combined voting power of the
                                         then-outstanding securities of the
                                         Company entitled to vote generally
                                         in the election of directors
                                         (excluding, prior to the "Operative
                                         Date" (as defined in the Company's
                                         Certificate of Incorporation),
                                         "Class B Directors" (as defined in
                                         the Company's Certificate of
                                         Incorporation)) (the "Outstanding
                                         Company Voting Securities");
                                         provided, however, that for
                                         purposes of this subsection (i),
                                         the following acquisitions shall
                                         not constitute a Change in Control
                                         Event: (A) any acquisition directly
                                         from the Company (excluding an
                                         acquisition pursuant to the
                                         exercise, conversion or exchange of
                                         any security exercisable for,
                                         convertible into or exchangeable
                                         for common stock or voting
                                         securities of the Company, unless
                                         the Person exercising, converting or


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                                         exchanging such security
                                         acquired such security directly
                                         from the Company or an underwriter
                                         or agent of the Company), (B) any
                                         acquisition by any employee benefit
                                         plan (or related trust) sponsored
                                         or maintained by the Company or any
                                         corporation controlled by the
                                         Company, or (C) any acquisition by
                                         any corporation pursuant to a
                                         Business Combination (as defined
                                         below) which complies with clauses
                                         (x) and (y) of subsection (iii) of
                                         this definition; or

                                    (ii) such time as the Continuing
                                         Directors (as defined below) do not
                                         constitute a majority of the Board
                                         (or, if applicable, the Board of
                                         Directors of a successor
                                         corporation to the Company), where
                                         the term "Continuing Director"
                                         means at any date a member of the
                                         Board (x) who was a member of the
                                         Board on the date of the initial
                                         adoption of this Plan by the Board
                                         or (y) who was nominated or elected
                                         subsequent to such date by at least
                                         a majority of the directors who
                                         were Continuing Directors at the
                                         time of such nomination or election
                                         or whose election to the Board was
                                         recommended or endorsed by at least
                                         a majority of the directors who
                                         were Continuing Directors at the
                                         time of such nomination or
                                         election; provided, however, that
                                         there shall be excluded from this
                                         clause (y) any individual whose
                                         initial assumption of office
                                         occurred as a result of an actual
                                         or threatened election contest with
                                         respect to the election or removal
                                         of directors or other actual or
                                         threatened solicitation of proxies
                                         or consents, by or on behalf of a
                                         person other than the Board; or

                                   (iii) the consummation of a merger,
                                         consolidation, reorganization,
                                         recapitalization or share exchange
                                         involving the Company or a sale or
                                         other disposition of all or
                                         substantially all of the assets of the
                                         Company (a "Business Combination"),
                                         unless, immediately following such
                                         Business Combination, each of the
                                         following two conditions is satisfied:
                                         (x) all or substantially all of the
                                         individuals and entities who were the
                                         beneficial owners of the Outstanding
                                         Company Common Stock and Outstanding
                                         Company Voting Securities immediately
                                         prior to such Business Combination
                                         beneficially own, directly or
                                         indirectly, more than 50% of the
                                         then-outstanding shares of common stock
                                         and the combined voting power of the
                                         then-outstanding securities entitled to
                                         vote generally in the election of
                                         directors (excluding, prior to the
                                         Operative Date, Class B Directors),
                                         respectively, of the resulting or
                                         acquiring corporation in such Business
                                         Combination


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                                          (which shall include, without
                                          limitation, a corporation which as a
                                          result of such transaction owns the
                                          Company or substantially all of the
                                          Company's assets either directly or
                                          through one or more subsidiaries)
                                          (such resulting or acquiring
                                          corporation is referred to herein
                                          as the "Acquiring Corporation") in
                                          substantially the same proportions
                                          as their ownership of the
                                          Outstanding Company Common Stock
                                          and Outstanding Company Voting
                                          Securities, respectively,
                                          immediately prior to such Business
                                          Combination and (y) no Person
                                          (excluding any employee benefit
                                          plan (or related trust) maintained
                                          or sponsored by the Company or by
                                          the Acquiring Corporation)
                                          beneficially owns, directly or
                                          indirectly, 50% or more of the
                                          then-outstanding shares of common
                                          stock of the Acquiring Corporation,
                                          or of the combined voting power of
                                          the then-outstanding securities of
                                          such corporation entitled to vote
                                          generally in the election of
                                          directors (excluding, prior to the
                                          Operative Date, Class B Directors)
                                          (except to the extent that such
                                          ownership existed prior to the
                                          Business Combination); or

                                    (iv)  the liquidation or dissolution of
                                          the Company.

                            (c) "Good Reason" shall mean any significant diminution in the Participant's title, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event or Change in Control Event.

                            (d) "Cause" shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company, (ii) willful misconduct by the Participant which affects the business reputation of the Company, (iii) material breach by the Participant of any employment, confidentiality, non-competition or non-solicitation agreement with the Company,
                                   (iv) conviction or plea of nolo contendere
                                   (no contest) by the Participant to a felony, or (v) commission by the Participant of any act involving fraud, theft or dishonesty with respect to the Company's business or affairs.. The Participant shall be considered to have been discharged for "Cause" if the Company


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                                   determines, within 30 days after the
                                   Participant's resignation, that discharge for Cause was warranted.

                  (2)      Effect on Options

                            (a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided, however, that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall become immediately exercisable in full if, on or prior to the date that is eighteen months after the date of the consummation of the Reorganization Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

                                            Notwithstanding the foregoing, if
                                    the acquiring or succeeding corporation (or an affiliate thereof) does not agree to


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                                    assume, or substitute for, such Options, or
                                    in the event of a liquidation or dissolution of the Company, the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                            (b)    Change in Control Event that is not a
                                   Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, each then-outstanding Option shall continue to become vested in accordance with the original vesting schedule set forth in such Option; provided, however, that each such Option shall become immediately exercisable in full if, on or prior to the date that is eighteen months after the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                  (3)      Effect on Restricted Stock Awards

                           (a) Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.


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                            (b)    Change in Control Event. Upon the occurrence
                                   of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, each then-outstanding Restricted Stock Award shall continue to become free from conditions or restrictions in accordance with the original schedule set forth in such Restricted Stock Award; provided, however, that each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the date that is eighteen months after the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                  (4)      Effect on Other Stock Unit Awards

                  The Board may specify in an Award at the time of the grant the effect of a Reorganization Event and Change in Control Event on any Other Stock Unit Award.

9.       General Provisions Applicable to Awards

         (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

         (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in


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

connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Class A Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Class A Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Class A Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.      Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Class A Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Class A Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Class A Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which the Securities and Exchange Commission declares the registration statement on Form S-1 for the initial public offering of the Company's Class A Common Stock effective (the "Effective Date"). No Awards shall be granted under the Plan after the completion of 10 years from the earlier of
(i) the Effective Date or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained.

         (e) Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing
(i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

         (f) Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code.

         (g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.


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